UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2011

OHIO LEGACY CORP.

(Exact name of registrant as specified in its charter)

Ohio	000-31673	34-1903890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 South Main Street, North Canton, Ohio		44720
(Address of principal executive offices)		(Zip Code)

(330) 499-1900

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS.

On September 9, 2011, Premier Bank & Trust, National Association (“Premier”), a wholly-owned subsidiary of Ohio Legacy Corp., announced through a press release, attached as Exhibit 99.1, that Premier’s primary regulator, the Office of the Comptroller of the Currency (“OCC”), had terminated the Consent Order entered into during February 2009 since Premier demonstrated full compliance with all terms of the Consent Order, and the continued existence of the Consent Order was no longer required.  As a result, Premier is considered a well-capitalized bank under the risk-based capital regulations governing the banking industry and is no longer classified by the OCC as a “troubled” institution.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 9, 2011 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ohio Legacy Corp. By: /s/ Rick L. Hull Rick L. Hull President and Chief Executive Officer

Date: September 9, 2011